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                                                                EXHIBIT 10.17(b)


                     NOTICE OF EXTENSION OF AGREEMENT NO. 1


                                      May 15, 1997, with effect as of March 31,
                                      1997

Prudential Securities Credit Corporation
One New York Plaza, 12th Floor
Whole Loan Operations
New York, New York  10292-2012
Attention:  Mr. Dan Lynch
Telecopy:  212-778-8876
Confirmation:  212-778-7462

               1. Pursuant to the Interim Loan and Security Agreement, dated as of November 22, 1996 (as amended from time to time, the "Agreement"), between you and Aames Capital Corporation (the "Borrower"), the undersigned Borrower hereby requests:

               (i) that the obligation of the Lender to make Advances under the Agreement be revived, and that the Funding Period be extended to the period from March 31, 1997 to but excluding September 30, 1997 (the "Termination Date");

               (ii) that the Maximum Funding Amount for the Funding Period as so extended be increased to, for the period from March 31, 1997 to but excluding the earlier of June 30, 1997 and the date that the Certificates shall be issued by the Aames Mortgage Trust 1997-B, to $250,000,000, and thereafter to be decreased to $125,000,000; and

               (iii) that the Designated Trust in respect of the Advances to be made during the Funding Period as so extended be (A) until the Certificates shall be issued for Aames Mortgage Trust 1997-B, Aames Mortgage Trust 1997-B and (B) thereafter, Aames Mortgage Trust 1997-C.

The undersigned Borrower agrees that, upon acceptance by the Lender of this Notice of Extension of Agreement No. 1 by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Notice of Extension of Agreement in the manner set forth in this paragraph 1.

               2. The undersigned Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Funding Termination Date requested herein, before and after giving effect thereto:

        A. Each of the representations and warranties contained in the Agreement, the Custodial Agreement and the Guarantee is true and correct in all material


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                respects; provided that the reference to September 30, 1996 in
                Section 5(a)(iv) of the Agreement shall be deemed to be a reference to March 31, 1997; and

        B.      No Default or Event of Default has occurred and is continuing.

               3. Unless otherwise defined in this Notice of Extension of Agreement No. 1, terms defined in the Agreement shall have their defined meanings when used herein.

               4. Except as expressly modified by this Notice of Extension of Agreement No. 1, the Agreement shall be in full force and effect.

               5. This Notice of Extension of Agreement No. 1 and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               6. The undersigned Borrower is delivering to the Lender (A) herewith, or on or prior to May 29, 1997 an opinion of counsel to the Borrower, substantially in the form of Exhibit B-2 to the Agreement and (B) herewith, an Endorsement to the Secured Note, substantially in the form of Exhibit B-3 to the Agreement. It is expressly agreed by the Borrower that if the opinion of counsel referred to in clause (A) of this paragraph 6 is not delivered to the Lender on or prior to May 29, 1997, the extension and increase provided for in this Notice of Extension of Agreement No. 1, and the Lender's obligation to make Advances, shall automatically terminate and be of no further force or effect.
               IN WITNESS WHEREOF, the undersigned Borrower has caused this Notice of Extension of Agreement No. 1 to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.

                                  AAMES CAPITAL CORPORATION

                                  By: /s/ MARK E. ELBAUM
                                     -------------------------------------------
                                  Name: Mark E. Elbaum
                                  Title: Senior Vice President -
                                         Finance and Chief Accounting Officer

AGREED TO AND ACCEPTED:

PRUDENTIAL SECURITIES CREDIT
CORPORATION

By: /s/ JEFF K. FRENCH
   ---------------------------------------
Name:
Title:

Date: May 15, 1997


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            [LETTERHEAD OF COUNSEL TO THE BORROWER AND THE GUARANTOR]


                                  May __, 1997

Prudential Securities Credit Corporation
One New York Plaza
New York, New York  10292-2012

Gentlemen:

               I am counsel to Aames Capital Corporation, a California corporation (the "Borrower"), and Aames Financial Corporation, a Delaware corporation (the "Guarantor"), and have acted as such in connection with the execution and delivery of the following documents:

               (i) the Interim Loan and Security Agreement, dated as of November 22, 1996 (the "Interim Loan Agreement"), between Prudential Securities Credit Corporation (the "Lender") and the Borrower;

               (ii) the Secured Note (the "Note") dated November 22, 1996, made by the Borrower in favor of the Lender and the Endorsement, dated March 31, 1997, to the Secured Note (the "Endorsement");

               (iii) the Custodial Agreement, dated as of November 22, 1996, (the "Custodial Agreement"), among the Borrower, the Lender and Bankers Trust Company of California, N.A. (the "Custodian");

               (iv) the Intercreditor and Joint Shipment Agreement, dated as of November 22, 1996 (the "Intercreditor Agreement"), among NationsBank of Texas, N.A. and the Custodian, as joint custodians, the Lender and the Borrower;

               (v) the Guarantee, dated as of November 22, 1996 (the "Guarantee"), made by the Guarantor in favor of the Lender; and

               (vi) the Notice of Extension of Agreement No. 1, dated May __, 1997 with effect as of March 31, 1997 (the "Notice of Extension"), between the Borrower and the Lender.



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               This opinion is being delivered to you pursuant to Section 2(a)
of the Interim Loan Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Loan Agreement.

               I have examined executed copies of the Interim Loan Agreement, the Note, the Intercreditor Agreement, the Custodial Agreement, the Guarantee, the Endorsement and the Notice of Extension. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed that each party to each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement (other than the Borrower) has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement by the parties thereto (other than the Borrower) and
(iii) the validity and binding effect on the parties thereto (other than the Borrower) of each of the Interim Loan Agreement, the Intercreditor Agreement and the Custodial Agreement.

               The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

               (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

               (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

               Based upon the foregoing, I am of the opinion that:

               1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

               2. The Borrower has the corporate power and legal right to execute and deliver the Endorsement and the Notice of Extension, to borrow under the Interim Loan Agreement, as amended by the Notice of Extension, and the Note as amended by the Endorsement, and to grant liens under the Interim Loan Agreement, as amended by the Notice of Extension, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Loan Agreement, as amended by the Notice of Extension, and to authorize the execution and delivery of the Notice of Extension. The Borrower is duly licensed as a licensee or is otherwise qualified in each state in which its ownership of property or the conduct of its business requires such licensure or qualification and where failure to be so licensed or qualified would have a material adverse


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effect on the business of the Borrower, on the Collateral, on the ability of the
Borrower to pay or perform the Secured Obligations or on the rights and remedies of the Lender under the Interim Loan Agreement, the Note, the Custodial Agreement, the Intercreditor Agreement or the Guarantee, and the Borrower is, to our knowledge, in compliance in all material respects with each such state's applicable statutes, laws, rules and regulations. No consent of any other Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau of agency is required connection with the execution and delivery of the Endorsement and the Notice of Extension or the enforceability of each of the Interim Loan Agreement, as amended by the Notice of Extension, and the Note as amended by the Endorsement.

               3. Each of the Interim Loan Agreement, as amended by the Notice of Extension, the Note as amended by the Endorsement, the Intercreditor Agreement and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

               4. The Guarantee constitutes the legal, valid, and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

               5. The execution and delivery of the Notice of Extension and the performance of each of the Interim Loan Agreement, as amended by the Notice of Extension, and the Note as amended by the Endorsement will not violate any provision of any existing Federal laws or the laws of the State of California or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

               6. No litigation or administrative proceeding of or before any governmental authority or court is currently pending, or, to the best of my knowledge (after due inquiry), threatened, against the Borrower or its assets, the liability with respect to which is likely to be material to the financial position or results of operations of the Borrower.

               7. Assuming that the Lender acquired the promissory notes (the "Mortgage Notes") evidencing the Mortgage Loans for value, the Interim Loan Agreement as amended by the Notice of Extension, creates in favor of the Lender a security interest under the Uniform Commercial Code (the "UCC") as currently in effect in New York in all rights of the Borrower in the Mortgage Notes. Provided that on the date hereof (i) the Custodian has acquired and maintains continuous possession of the Mortgage Notes within the State of California and
(ii) the Custodian is acting on behalf of the Lender in accordance with the terms of the Custodial Agreement and no other agreements or understandings, written or oral, govern the relationship between the Custodian and the Lender, then, the security interest in the Mortgage Notes granted by the Borrower to the Lender will be, on the date of possession of


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the Mortgage Notes by the Custodian, perfected and prior to any other security interest which can be perfected under the Uniform Commercial Code as currently in effect in California.

               I am admitted to practice law in the State of California, and the foregoing opinions are limited to the Federal laws of the United States, the Delaware General Corporation Law and the laws of the State of California. I note that the Interim Loan Agreement, the Note, the Custodial Agreement and the Guarantee are governed by the law of the State of New York and, with your consent, I have assumed for purposes of Paragraphs 3, 4 and the first sentence of Paragraph 11 of this opinion that the law of the State of New York is identical to the law of the State of California.

                               Sincerely yours,